UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2010 (March 8, 2010)

Ampal-American Israel Corporation

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On March 8, 2010, the Stock Option and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Ampal-American Israel Corporation (the “Company”) approved the grant to the following executive officers of the Company of options (the “Options”) to purchase, in the aggregate, 730,000 shares of the Company’s Class A Stock, par value $1.00 (“Class A Stock”), pursuant to the Company’s 2000 Incentive Plan (the “Plan”): (i) to Yosef A. Maiman, the Chairman of the Board, President and CEO of the Company, Options to purchase 340,000 shares of Class A Stock; (ii) to Irit Eluz, the CFO, Senior Vice President – Finance and Treasurer of the Company, Options to purchase 205,000 shares of Class A Stock; and (iii) to Amit Mantsur, the Vice President – Investments of the Company, Options to purchase 185,000 shares of Class A Stock.  The Options have a ten year term beginning on the date of grant and vest in sixteen equal quarterly installments.  The exercise price of the Options is $2.95 per share of Class A Stock, the closing price of Class A Stock on NASDAQ on March 5, 2010, the most recent closing price prior to the approval of the grant of Options by the Committee.

            In addition to being subject to the terms of the Plan, the Options are subject to a Stock Option Certificate (the “Stock Option Certificate”) executed by each recipient, the form of which was attached as Exhibit 10.2 to a Form 8-K filed by the Company with the Securities and Exchange Commission on December 12, 2008 and is incorporated herein by reference.  Pursuant to the Stock Option Certificate, the Options are exercisable in a cashless manner such that the holder will be issued a number of shares of Class A Stock less the number of shares of Class A Stock required to pay the aggregate exercise price of the exercised Options and any applicable withholding taxes, based on the then fair market value of Class A Stock.  The Stock Option Certificate also provides for accelerated vesting of the Options in the event of a “change in control of the Company” (as defined in the Stock Option Certificate).  The foregoing descriptions of the Plan and the Stock Option Certificate as they pertain to the Options do not purport to be complete are qualified in their entirety by the full text of the transaction documents.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT	DESCRIPTION
10.1	Form of Stock Option Certificate pursuant to the 2000 Incentive Plan (filed as Exhibit 10.2 to the Form 8-K filed by the Company on December 12, 2008 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: March 12, 2010	By:	/s/ Yoram Firon
Name: Yoram Firon
Title: Vice President - Investments and Corporate Affairs

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	Form of Stock Option Certificate pursuant to the 2000 Incentive Plan (filed as Exhibit 10.2 to the Form 8-K filed by the Company on December 12, 2008 and incorporated herein by reference).